Washington Federal, Inc.
Fact Sheet
June 30, 2023
($ in Thousands)

					Exhibit 99.2

	As of 12/22		As of 03/23		As of 06/23
Allowance for Credit Losses (ACL) - Total	$208,297		$205,920		$204,569
ACL - Loans	176,797		177,420		178,069
ACL - Unfunded Commitments	31,500		28,500		26,500
Total ACL as a % of Gross Loans	1.03%		1.02%		1.03%

	12/22 QTR	12/22 YTD	03/23 QTR	03/23 YTD	06/23 QTR	06/23 YTD
Loan Originations - Total	$2,042,678	$2,042,678	$1,039,722	$3,082,400	$870,963	$3,953,363
Multi-Family	97,490	97,490	17,729	115,219	12,604	127,823
Commercial Real Estate	130,909	130,909	39,689	170,598	21,538	192,136
Commercial & Industrial	952,699	952,699	456,168	1,408,867	372,718	1,781,585
Construction	529,050	529,050	226,750	755,800	143,600	899,400
Land - Acquisition & Development	10,104	10,104	20,043	30,147	1,912	32,059
Single-Family Residential	150,721	150,721	149,774	300,495	168,532	469,027
Construction - Custom	114,191	114,191	74,005	188,196	77,210	265,406
Land - Consumer Lot Loans	4,390	4,390	6,315	10,705	4,894	15,599
HELOC	42,632	42,632	36,622	79,254	38,287	117,541
Consumer	10,492	10,492	12,627	23,119	29,668	52,787

Purchased Loans (including acquisitions)	$80,015	$80,015	$—	$80,015	$—	$80,015

Net Loan Fee and Discount Accretion	$5,659	$5,659	$4,923	$10,582	$4,859	$15,441

Repayments
Loans	$1,233,319	$1,233,319	$1,109,433	$2,342,752	$1,103,238	$3,445,990
MBS	48,310	48,310	33,354	81,664	43,639	125,303

MBS Premium Amortization	$(157)	$(157)	$93	$(64)	$1,436	$1,372

Efficiency
Operating Expenses/Average Assets	1.74%	1.74%	1.78%	1.76%	1.71%	1.71%
Efficiency Ratio (%)	46.78%	46.78%	52.34%	49.53%	51.90%	50.29%
Amortization of Intangibles	$243	$243	$243	$486	$240	$726

EOP Numbers
Shares Issued and Outstanding	65,387,745		65,793,099		64,721,190

Share repurchase information
Remaining shares authorized for repurchase	3,679,499		3,676,260		2,559,611
Shares repurchased	44,845	44,845	3,239	48,084	1,116,649	1,164,733
Average share repurchase price	$38.53	$38.53	$33.48	$38.19	$25.62	$26.14

Washington Federal, Inc.
Fact Sheet
June 30, 2023
($ in Thousands)

Tangible Common Shareholders' Book Value	As of 12/22		As of 03/23		As of 06/23
$ Amount	$1,715,614		$1,766,593		$1,784,997
Per Share	26.24		26.85		27.58

# of Employees	2,144		2,110		2,115

Investments
Available-for-sale:
Agency MBS	$911,835		$899,744		$950,210
Other	1,148,002		1,106,542		1,086,023
	$2,059,837		$2,006,286		$2,036,233
Held-to-maturity:
Agency MBS	$453,443		$445,222		$434,172
	$453,443		$445,222		$434,172

	As of 12/22		As of 03/23		As of 06/23
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,713,331	13.4%	$2,894,567	14.3%	$2,889,635	14.5%
Commercial Real Estate	3,237,073	16.0	3,283,151	16.3	3,239,387	16.3
Commercial & Industrial	2,628,131	13.0	2,590,700	12.8	2,496,778	12.5
Construction	4,055,474	20.0	3,735,821	18.5	3,578,430	17.9
Land - Acquisition & Development	253,682	1.2	231,990	1.1	216,185	1.1
Single-Family Residential	6,013,410	29.7	6,175,250	30.6	6,313,561	31.7
Construction - Custom	926,126	4.6	840,475	4.2	757,171	3.8
Land - Consumer Lot Loans	148,246	0.7	141,215	0.7	134,967	0.7
HELOC	212,123	1.0	218,179	1.1	224,917	1.1
Consumer	73,115	0.4	71,083	0.4	76,813	0.4
	20,260,711	100%	20,182,431	100%	19,927,844	100%
Less:
Allowance for Credit Losses (ACL)	176,797		177,420		178,069
Loans in Process	2,997,839		2,648,512		2,270,038
Net Deferred Fees, Costs and Discounts	92,487		84,593		95,549
Sub-Total	3,267,123		2,910,525		2,543,656
	$16,993,588		$17,271,906		$17,384,188

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,683,435	15.8%	$2,846,956	16.5%	$2,845,457	16.4%
Commercial Real Estate	3,185,927	18.7	3,230,501	18.7	3,190,319	18.4
Commercial & Industrial	2,557,393	15.0	2,521,895	14.6	2,428,825	14.0
Construction	1,611,366	9.5	1,582,486	9.2	1,731,519	10.0
Land - Acquisition & Development	182,590	1.1	159,584	0.9	154,411	0.9
Single-Family Residential	5,942,203	35.0	6,107,105	35.3	6,231,509	35.8
Construction - Custom	405,063	2.4	400,327	2.3	372,824	2.1
Land - Consumer Lot Loans	142,936	0.9	136,195	0.8	130,224	0.7
HELOC	212,317	1.2	218,497	1.3	225,388	1.3
Consumer	70,358	0.4	68,360	0.4	73,712	0.4
	$16,993,588	100%	$17,271,906	100%	$17,384,188	100%

Washington Federal, Inc.
Fact Sheet
June 30, 2023
($ in Thousands)

	As of 12/22		As of 03/23		As of 06/23
Loans by State	AMOUNT	%	AMOUNT	%	AMOUNT	%
Washington	$5,585,335	32.5%	$5,609,172	32.1%	$5,549,532	31.6%
Idaho	860,583	5.0	865,543	5.0	877,573	5.0
Oregon	2,310,548	13.5	2,303,843	13.2	2,306,181	13.1
Utah	1,649,462	9.6	1,758,831	10.1	1,849,187	10.5
Nevada	723,099	4.2	767,250	4.4	758,988	4.3
Texas	2,243,393	13.1	2,330,637	13.4	2,381,783	13.6
Arizona	2,381,143	13.9	2,398,029	13.7	2,435,541	13.9
New Mexico	705,213	4.1	720,320	4.1	728,140	4.2
Other	711,609	4.1	695,701	4.0	675,332	3.8
Total	$17,170,385	100%	$17,449,326	100%	$17,562,257	100%

Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Multi-Family	$5,879	20.1%	$5,844	16.9%	$5,951	10.8%
Commercial Real Estate	4,635	15.9	4,519	13.0	1,087	2.0
Commercial & Industrial	906	3.1	7,681	22.2	31,686	57.3
Construction	—	—	—	—		—
Land - Acquisition & Development	—	—	—	—		—
Single-Family Residential	17,084	58.5	16,396	47.4	15,510	28.0
Construction - Custom	435	1.5	—	—	87	0.2
Land - Consumer Lot Loans	71	0.3	6	—	122	0.2
HELOC	134	0.5	128	0.4	801	1.4
Consumer	36	0.1	32	0.1	32	0.1
Total non-accrual loans	29,180	100%	34,606	100%	55,276	100%
Real Estate Owned	6,117		8,826		8,371
Other Property Owned	3,353		3,353		3,353
Total non-performing assets	$38,650		$46,785		$67,000

Non-accrual loans as % of total net loans	0.17%		0.20%		0.32%
Non-performing assets as % of total assets	0.18%		0.21%		0.30%

Net Charge-offs (Recoveries) by Category	12/22 QTR	CO % (a)	03/23 QTR	CO % (a)	06/23 QTR	CO % (a)
Multi-Family	$—	—%	$—	—%	$—	—%
Commercial Real Estate	(4)	—	(1)	—	—	—
Commercial & Industrial	50	0.01	6,012	0.93	10,459	1.68
Construction	—	—	—	—	—	—
Land - Acquisition & Development	(16)	(0.03)	(14)	(0.02)	(24)	(0.04)
Single-Family Residential	(430)	(0.03)	(70)	—	(18)	—
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	—	—	(5)	(0.01)	(9)	(0.03)
HELOC	(1)	—	—	—	—	—
Consumer	(88)	(0.48)	(45)	(0.25)	(57)	(0.30)
Total net charge-offs (recoveries)	$(489)	(0.01)%	$5,877	0.12%	$10,351	0.21%
(a) Annualized Net Charge-offs (recoveries) divided by Gross Balance

Washington Federal, Inc.
Fact Sheet
June 30, 2023
($ in Thousands)

	As of 12/22			As of 03/23			As of 06/23
Deposits & Branches by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$7,347,752	46.0%	72	$7,273,498	45.9%	71	$7,505,777	46.6%	71
Idaho	1,015,195	6.4	22	1,020,154	6.4	22	1,047,730	6.5	22
Oregon	2,779,517	17.4	36	2,750,323	17.3	36	2,810,153	17.4	36
Utah	949,557	5.9	9	852,062	5.4	9	837,696	5.2	9
Nevada	504,855	3.2	9	527,449	3.3	8	496,316	3.1	8
Texas	518,773	3.3	5	410,972	2.6	6	363,460	2.2	6
Arizona	1,544,363	9.7	28	1,579,815	10.0	28	1,605,868	10.0	28
New Mexico	1,300,023	8.1	19	1,446,675	9.1	19	1,453,424	9.0	19
Total	$15,960,035	100%	200	$15,860,948	100%	199	$16,120,424	100%	199

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$3,070,895	19.2%		$2,856,165	18.0%		$2,729,888	16.9%
Interest Checking	3,971,814	24.9		4,125,554	26.0		4,124,463	25.6
Savings	1,002,034	6.3		943,915	6.0		874,256	5.4
Money Market	4,503,089	28.2		3,954,709	24.9		3,527,968	21.9
Time Deposits	3,412,203	21.4		3,980,605	25.1		4,863,849	30.2
Total	$15,960,035	100%		$15,860,948	100%		$16,120,424	100%

Uninsured Deposits - EOP	$4,876,840	30.6%		$4,238,629	26.7%		$4,033,174	25.0%

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$1,009,481	0.96%		$553,797	1.49%		$1,402,532	3.28%
From 4 to 6 months	523,602	1.06%		947,860	2.51%		1,500,396	3.22%
From 7 to 9 months	490,001	1.28%		920,635	2.38%		1,017,655	3.67%
From 10 to 12 months	726,764	1.64%		933,763	3.46%		400,959	3.73%

Borrowings (Effective Maturity)	Amount	Rate		Amount	Rate		Amount	Rate
Within 1 year	$1,975,000	4.31%		$2,700,000	4.74%		$2,650,000	5.14%
1 to 3 years	200,000	2.19%		300,000	2.07%		300,000	2.11%
3 to 5 years	100,000	1.87%		—	—%		—	—%
More than 5 years	800,000	0.65%		800,000	0.76%		800,000	0.61%
Total	$3,075,000			$3,800,000			$3,750,000

Interest Rate Risk
NPV post 200 bps shock (b)		11.2%			9.9%			9.9%
Change in NII after 200 bps shock (b)		0.4%			3.3%			3.0%
(b) Assumes no balance sheet management actions taken.

Washington Federal, Inc.
Fact Sheet
June 30, 2023
($ in Thousands)

Historical CPR Rates (c)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

6/30/2021	31.8%	42.7%
9/30/2021	28.4%	38.3%
12/31/2021	25.0%	35.3%
3/31/2022	18.4%	28.6%
6/30/2022	13.1%	20.9%
9/30/2022	8.1%	14.7%
12/31/2022	6.3%	12.6%
3/31/2023	5.8%	8.9%
6/30/2023	7.9%	11.8%

(c) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
June 30, 2023
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	December 31, 2022			March 31, 2023			June 30, 2023
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$16,580,235	$203,946	4.88%	$17,097,130	$222,957	5.29%	$17,307,298	$232,167	5.38%
Mortgage-backed securities	1,368,759	10,613	3.08	1,355,403	10,422	3.12	1,349,264	10,454	3.11
Cash & investments	1,592,201	17,486	4.36	1,657,027	19,786	4.84	1,879,893	27,249	5.81
FHLB & FRB Stock	117,899	1,374	4.62	139,484	2,181	6.34	131,191	2,610	7.98

Total interest-earning assets	19,659,094	233,419	4.71%	20,249,044	255,346	5.11%	20,667,646	272,480	5.29%
Other assets	1,500,892			1,491,981			1,445,635
Total assets	$21,159,986			$21,741,025			$22,113,281

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$12,611,624	31,646	1.00%	$12,746,827	52,123	1.66%	$13,019,355	70,062	2.16%
Borrowings	2,695,652	18,974	2.79	3,235,278	27,659	3.47	3,595,879	33,718	3.76

Total interest-bearing liabilities	15,307,276	50,620	1.31%	16,028,772	80,308	2.03%	16,615,234	103,780	2.51%
Noninterest-bearing customer accounts	3,245,264			3,046,867			2,826,238
Other liabilities	304,240			290,702			275,522
Total liabilities	18,856,780			19,366,341			19,716,994
Stockholders’ equity	2,303,206			2,374,684			2,396,287
Total liabilities and equity	$21,159,986			$21,741,025			$22,113,281

Net interest income/interest rate spread		$182,799	3.40%		$175,038	3.08%		$168,700	2.78%

Net interest margin (1)			3.69%			3.51%			3.27%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
June 30, 2023
Delinquency Summary
($ in Thousands)

TYPE OF LOANS				# OF LOANS				% based		% based
	#LOANS	AVG Size	LOANS AMORTIZED COST	30	60	90	Total	on #	$ Delinquent	on $
June 30, 2023
Multi-Family	1,137	2,514	$2,858,433	1	—	1	2	0.18%	$496	0.02%
Commercial Real Estate	1,193	2,698	3,218,451	—	—	—	—	—	—	—
Commercial & Industrial	2,068	1,204	2,490,740	3	3	12	18	0.87	32,551	1.31
Construction	528	3,332	1,759,434	—	—	—	—	—	—	—
Land - Acquisition & Development	101	1,601	161,658	—	—	—	—	—	—	—
Single-Family Residential	19,630	319	6,258,592	29	9	49	87	0.44	19,086	0.30
Construction - Custom	804	468	376,045	1	—	1	2	0.25	711	0.19
Land - Consumer Lot Loans	1,173	114	133,994	2	2	1	5	0.43	264	0.20
HELOC	4,151	55	228,132	6	1	6	13	0.31	1,448	0.63
Consumer	1,729	44	76,778	8	1	16	25	1.45	540	0.70
	32,514	540	$17,562,257	50	16	86	152	0.47%	$55,096	0.31%

March 31, 2023
Multi-Family	1,147	2,493	$2,859,994	1	—	—	1	0.09%	$132	—%
Commercial Real Estate	1,210	2,693	3,258,304	2	—	2	4	0.33	2,011	0.06
Commercial & Industrial	2,171	1,191	2,585,196	18	2	11	31	1.43	4,199	0.16
Construction	576	2,793	1,608,513	1	—	—	1	0.17	505	0.03
Land - Acquisition & Development	109	1,533	167,080	—	—	—	—	—	—	—
Single-Family Residential	19,543	314	6,134,021	28	4	56	88	0.45	19,238	0.31
Construction - Custom	953	424	403,783	1	—	—	1	0.10	87	0.02
Land - Consumer Lot Loans	1,209	116	140,140	1	—	—	1	0.08	79	0.06
HELOC	4,070	54	221,159	8	4	4	16	0.39	1,348	0.61
Consumer	1,765	40	71,136	7	2	15	24	1.36	235	0.33
	32,753	533	$17,449,326	67	12	88	167	0.51%	$27,834	0.16%

December 31, 2022
Multi-Family	1,141	2,363	$2,695,759				—	—%	$—	—%
Commercial Real Estate	1,208	2,660	3,213,308	1	1	4	6	0.50	1,049	0.03
Commercial & Industrial	2,237	1,172	2,621,266	20	7	18	45	2.01	1,246	0.05
Construction	630	2,599	1,637,499	2			2	0.32	934	0.06
Land - Acquisition & Development	110	1,738	191,162				—	—	—	—
Single-Family Residential	19,375	308	5,967,678	30	9	57	96	0.50	21,296	0.36
Construction - Custom	1,091	374	408,563			1	1	0.09	435	0.11
Land - Consumer Lot Loans	1,238	119	147,078	1		1	2	0.16	109	0.07
HELOC	3,971	54	214,904	9		6	15	0.38	2,249	1.05
Consumer	1,951	38	73,168	10	5	15	30	1.54	391	0.53
	32,952	521	$17,170,385	73	22	102	197	0.60%	$27,709	0.16%